Exhibit 99.1

FOR IMMEDIATE RELEASE

Tiptree Financial Inc. Appoints Richard Claiden as Chief Financial Officer and Julia Wyatt as Chief Operating Officer

NEW YORK, NY – December 9, 2014 – Tiptree Financial Inc. (“Tiptree” or the “Company”) (NASDAQ: TIPT), a diversified holding company, today announced the appointments of Richard Claiden as the Company’s new Chief Financial Officer and Julia Wyatt as Chief Operating Officer, effective January 1, 2015.  Ms. Wyatt, Tiptree’s current Chief Financial Officer, will assist Mr. Claiden in his transition as the Company expands its senior leadership team.

“Richard brings to Tiptree a deep understanding of financial services, accounting and risk management, including significant tenure as a senior executive, and we are excited to have someone of his caliber joining our team,” remarked Geoffrey N. Kauffman, President and Chief Executive Officer of Tiptree.  “In addition, Julia has been a valuable member of the Tiptree team since its inception and I am pleased to announce her appointment to the newly created role of Chief Operating Officer.”

Prior to joining Tiptree, Mr. Claiden spent 11 years at Primus Guaranty, Ltd., a public company that specialized in the management and sale of credit derivative products, where he was CEO from 2010 until November 2014 and previously held the positions of CFO and COO.  As CEO, he managed treasury and operating activities, as well as monitored risk in the company’s credit swap portfolio.  Prior to Primus, Mr. Claiden served from 2000 to 2003 as Managing Director of Investment Bank Operational Risk at JP Morgan Chase, where he devised and implemented risk management controls for the investment bank division. He also spent six years as a Managing Director at CIBC, assuming the role of Head of Global Operations following his tenure as Head of Financial Products Operations.  Before CIBC, Mr. Claiden held a series of increasingly senior positions at Manufacturers Hanover Trust/Chemical Bank and began his career as a Chartered Accountant in the London office of Arthur Andersen & Co.  Mr. Claiden received his B.Sc. in Economics from the University of London and his MA in Accounting and Finance from Lancaster University in the United Kingdom.  He is a fellow of the Institute of Chartered Accountants (U.K.).

About Tiptree
Tiptree is a diversified holding company engaged through its consolidated subsidiaries in a number of businesses and is an active acquirer of new businesses. Tiptree, whose operations date back to 2007, currently has subsidiaries that operate in four industry segments: insurance and insurance services, specialty finance, asset management and real estate. Tiptree is publicly traded on the NASDAQ stock market (NASDAQ: TIPT). For additional information, please visit Tiptree’s website at www.tiptreefinancial.com.

Forward-looking Statements
This release contains “forward-looking statements” which involve risks, uncertainties and contingencies, many of which are beyond Tiptree’s control, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. All statements contained in this release that are not clearly historical in nature are forward-looking, and the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “project,” “should,” “target,” “will,” or similar expressions are intended to identify forward-looking statements. Such forward-looking statements include, but are not limited to, statements about Tiptree’s plans, objectives, expectations and intentions. The forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, many of which are beyond Tiptree’s control, are difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Tiptree’s actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors, including, but not limited to those described in the section entitled “Risk Factors” in Tiptree’s Annual Report on Form 10-K, and as described in the Company’s other filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as to the date of this release. The factors described therein are not necessarily all of the important factors that could cause actual results or developments to differ materially from those expressed in any of Tiptree’s forward-looking statements. Other unknown or unpredictable factors also could affect Tiptree’s actual results statements. Consequently, Tiptree’s actual performance could be materially different from the results described or anticipated by its forward-looking statements. Given these uncertainties, investors should not place undue reliance on these forward-looking statements. Except as required by the federal securities laws, Tiptree undertakes no obligation to update any forward-looking statements.

Contact:
Tiptree Financial Inc.
Investor Relations, 212-446-1400
ir@tiptreefinancial.com